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                                                                    EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements No. 33-42895, No. 33-42899, No. 33-42908, No. 33-42909, No. 333-04615, No.
333-33336, No. 333-70948, No. 333-103510, and No. 333-113149 on Form S-8 of
American Healthways, Inc. of our report dated October 16, 2002 appearing in the Annual Report on Form 10-K of American Healthways, Inc. for the year ended August 31, 2004.

DELOITTE & TOUCHE LLP

Nashville, Tennessee
November 12, 2004